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                                                            Exhibit (23)-(7)







                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

We consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of Wisconsin Electric Power Company of our report dated January 27, 1995 appearing on page 17 in Item 8 of the Annual Report on Form 10-K of Northern States Power Company (Wisconsin) for the fiscal year ended December 31, 1994 (File No. 10-3140).





/s/Deloitte & Touche LLP
------------------------
DELOITTE & TOUCHE LLP
November 15, 1995
Minneapolis, Minnesota